UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2011 (August 18, 2010)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1011 Cherry Avenue, Suite B
Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                       This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the current report of Debut Broadcasting Corporation, Inc. (the “Company”) on Form 8-K dated January 7, 2011 as filed with the Securities and Exchange Commission on March 7, 2011 (the “Original Filing”). The Amendment (i) amends and restates the date of the earliest event reported and the date of the filing and (ii) amends and restates the terms of the resignation of the Registrants Certifying Accountant, and (iii) contains a letter addressed to the commission from Silberstein Ungar, PLLC  to comply with item 304 under regulation S-K.

The Amendment contains only the amended and restated information described above; all other information included in the Original Filing remains unchanged and has been omitted from the Amendment. The Amendment does not reflect events occurring after the date of the Original Filing or modify or update any disclosures that may have been affected by subsequent events.

Item 4. Changes in Registrants Certifying Accountant

The Board of Directors of Debut Broadcasting Corporation, Inc. (“Debut”) annually considers and recommends to the executive committee, the selection of independent public accountants. On August 18, 2010, after an evaluation process of several independent audit firms and as recommended by Debut’s Board of Directors, the executive team recommended the appointment of  Patrick Rodgers, CPA, PA (“PRCPA”) as Debut’s independent auditors for the 2010 and 2011 fiscal years, replacing Silberstein Ungar, PLLC (“SUCPAs”)

On November 1, 2011, the company’s CFO reviewed this decision with SUCPA’s.  As it was near the deadline for filing for the 10-Q r for the quarter ended September 30, 2011, , and the company had not yet notified the SEC in writing of the decision to change auditors,  SUCPA’s immediately resigned as the company’s certifying accountant and notified the SEC of their resignation. The report of SUCPAs on the Company’s consolidated financial statements for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the years ended December 31, 2007, 2008, and 2009 and through the date of their resignation, there have been no disagreements with SUCPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to SUCPAs’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2007 , 2008, 2009 and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested SUCPAs to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 10, 2011 is filed as Exhibit 16.2 to this Form 8-K.

During the years ended December 31, 2007, 2008, and 2009 and through November 1, 2010  (the date PRCPA was appointed), the Company did not consult PRCPA with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

	Exhibit 16.2	Letter from SUCPAs PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Sariah Hopkins
Sariah Hopkins
Executive Vice President, and
Chief Financial Officer

Date: March 11, 2011